UNITED STATES SECURITIES AND EXCHANGE COMMISSION WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number 811-10571

BLUE CHIP INVESTOR FUNDS
(Exact name of registrant as specified in charter)

480 N. Magnolia Avenue, Suite 103, El Cajon CA 92020
(Address of principal executive offices)                 (Zip code)

Ross C. Provence 480 N. Magnolia Avenue, Suite 103, El Cajon CA 92020 (Name and address of agent for service)

Registrant's telephone number, including area code: (619) 588-9700

Date of fiscal year end: December 31

Date of reporting period: December 31, 2008

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e -1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

BLUE CHIP INVESTOR FUND

ANNUAL REPORT December 31, 2008

Blue Chip Investor Fund Annual Report December 31, 2008

In 2008 the Fund lost 34.62%, compared to a loss of 37.00% for the S&P 500. Our trailing five-year average annualized return is -3.10% per year compared to -2.19% for the S&P 500 over the same period. Our exposure to selected financial companies held back performance. It's clear that we're dealing with an environment few have experienced before.

When considering a company, you make an estimate of its worth. If the stock price is below that estimate, it's a buy. When the price is above that value, it's a sell. In a nutshell, that is value investing-and, in our opinion, the rational way to approach the market.

As "obvious" as we feel value investing to be, it nonetheless poses numerous difficulties for professional as well as lay investors. These difficulties have nothing to do with the mindset of paying less than what you believe something is worth. That is straightforward. Even so, many investors ignore the concept of trying to receive more than they pay. Instead, they buy and sell based on the popularity of an investment. We believe these investors rarely do well over the long-term.

Value investing's greatest challenge is in judging the worth of an asset. There'll always be unknowns, and the future is never predictable. Our first response has always been to ignore companies with "volatile histories", leaving us with perhaps a superior, more predictable group. We focus on companies with long records of growing their earnings in a relatively stable manner. We look for companies that are dominant in their markets. In other words, we target companies whose financial performance doesn't appear to be rapidly changing.

Hard as one may try, the chance always remains that value will be significantly misjudged. One defense against this reality is attempting to buy with a "margin of safety" - a price that theoretically provides room for error. For example, if you think a stock is worth $50 a share, buy it for significantly less, such as $30.

However, what overrides everything - and something we're all experiencing today - is the impact of mass psychology and the fact that cycles do exist, regardless of government efforts to dampen them. Such factors boost unpredictability. Events that come as almost a complete surprise, make a major impact, and then seem entirely explainable in hindsight have been given a name by top-selling author Nassim Taleeb. He calls them "Black Swan Events". The world is experiencing a host of such events today.

While there are without doubt long-term cycles or trends, there are also shorter-term cycles. The economic cycle has historically been thought to run about

2008 Annual Report 1

four to six years. At present, there appears to be a confluence of cycles - both shorter term and longer-term. A generation of Americans took on more and more risk as positive results reinforced this mindset. This was seen in the escalation of asset prices and debt levels. That mindset has come to an abrupt halt, with now a possible overshooting in the opposite direction.

Businesses are harder to value in this environment. Earnings are being chopped in half for companies that have shown long-term histories of stability Still, a business continues to be worth what it earns both today and in the future. Therefore, long-term staying power and dominance take on greater importance. The sharp contraction in values of most assets during the last year is a cause for reflection. While quality and value will remain central precepts, respect must be given to cycles and the impact of seemingly unlikely events.

Our largest holding, Berkshire Hathaway, has not escaped the ravages of the current environment. Like many stocks, Berkshire's price dropped 50% from its high. When asked about it, Warren Buffett shrugged and said it's the fourth time this has happened in 40 years. The prior occurrences were 1974, 1987 and 1999. He said he hopes to live to see a couple of more times. The prior drops were always followed by a new high.

Sincerely,

Steven Check Portfolio Manager

2008 Annual Report 2

Blue Chip Investor Fund

BLUE CHIP INVESTOR FUND by Sectors (Unaudited) (as a percentage of Net Assets)

Proxy Voting Guidelines (Unaudited)

     Check Capital Management, Inc., the Fund’s Advisor, is responsible for exercising the voting rights associated with the securities held by the Fund. A description of the policies and procedures used by the Advisor in fulfilling this responsibility is available without charge on the Fund’s website at www.bluechipinvestorfund.com. It is also included in the Fund’s Statement of Additional Information, which is available on the Securities and Exchange Commission’s website at http://www.sec.gov.

     Information regarding how the Fund voted proxies, Form N-PX, relating to portfolio securities during the most recent 12-month period ended June 30th is available without charge, upon request, by calling our toll free number(1-800-59-FUNDS). This information is also available on the Securities and Exchange Commission’s website at http://www.sec.gov.

2008 Annual Report 3

Blue Chip Investor Fund

PERFORMANCE INFORMATION (Unaudited)

12/31/08 NAV $72.77

AVERAGE ANNUAL RATE OF RETURN (%) FOR THE PERIODS ENDED DECEMBER 31, 2008

			Since
	1 Year(A)	5 Years(A)	Inception(A)
Blue Chip Investor Fund	-34.62%	-3.10%	-1.56%
S&P 500(B)	-37.00%	-2.19%	-1.53%

(A)1 Year, 5 Years and Since Inception returns include change in share prices and in each case includes reinvestment of any dividends and capital gain distributions. The inception date of the Blue Chip Investor Fund was January 1, 2002.

(B)The S&P 500 is a broad market-weighted average dominated by blue-chip stocks and is an unmanaged group of stocks whose composition is different from the Fund.

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. RETURNS DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAT THE PERFORMANCE DATA QUOTED. TO OBTAIN PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH END, PLEASE CALL 1-800-59-FUNDS.

2008 Annual Report 4

Availability of Quarterly Schedule of Investments (Unaudited)

     The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission ("SEC") for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q is available on the SEC's web site at http://www.sec.gov. The Fund’s Form N-Q may also be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Disclosure of Expenses (Unaudited)

     Shareholders of this Fund incur ongoing costs, including investment advisor fees and other Fund expenses. The following example is intended to help you understand your ongoing costs of investing in the Fund and to compare these costs with similar costs of investing in other mutual funds. The example is based on an investment of $1,000 invested in the Fund on July 1, 2008 and held through December 31, 2008.

     The first line of the table below provides information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6) and then multiply the result by the number in the first line under the heading entitled "Expenses Paid During the Period."

     The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses paid by a shareholder for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in other funds' shareholder reports.

			Expenses Paid
	Beginning	Ending	During the Period*
	Account Value	Account Value	July 1, 2008 to
	July 1, 2008	December 31, 2008	December 31, 2008
Actual	$1,000.00	$779.57	$6.04

Hypothetical	$1,000.00	$1,018.35	$6.85
(5% annual return
before expenses)

* Expenses are equal to the Fund’s annualized expense ratio of 1.35%, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

2008 Annual Report 5

Blue Chip Investor Fund

		Schedule of Investments
		December 31, 2008
Shares/Principal Amount		Market Value	% of Net Assets

COMMON STOCKS
Advertising
20,000	Omnicom Group Inc.	$ 538,400	3.31%
Asset Management & Custody Banks
10,000	Franklin Resources Inc.	637,800	3.93%
Capital Goods
5,600	W.W. Grainger, Inc.	441,504	2.72%
Computer Hardware
15,000	Hewlett-Packard Co.	544,350	3.35%
Consumer Finance
23,000	American Express Company	426,650	2.63%
Data Processing & Outsourced Services
9,300	Automatic Data Processing, Inc.	365,862	2.25%
Diversified Bank
30,000	Wells Fargo & Co.	884,400	5.44%
Drug Retail
20,000	Walgreen Co.	493,400	3.04%
Electrical Components & Equipment
15,000	Emerson Electric Co.	549,150	3.38%
Financial Services
10,000	Legg Mason Inc.	219,100	1.35%
Health Care - Managed Care
20,000	Unitedhealth Group Inc.	532,000	3.27%
Hyper-Markets & Super Centers
10,000	Wal-Mart Stores Inc.	560,600	3.45%
Insurance - Life/Health
25,000	AFLAC Inc.	1,146,000	7.05%
Insurance - Property/Casualty
40	Berkshire Hathaway Inc. Class A *	3,864,000	23.79%
IT Consulting & Other Services
9,600	Accenture Ltd. Class A **	314,784	1.94%
Machinery Industrial
11,000	Graco Inc.	261,030
24,000	Illinois Tool Works Inc.	841,200
		1,102,230	6.78%
Motorcycle Manufacturing
24,000	Harley-Davidson Inc.	407,280	2.51%
Pharmaceuticals
6,000	Johnson & Johnson	358,980	2.21%
Publishing
15,600	Meredith Corp.	267,072	1.64%
Retail - Computer & Electronics
17,000	Best Buy Co. Inc.	477,870	2.94%
Services - Data Processing
20,000	Fiserv Inc. *	727,400	4.48%
Systems Software
15,000	Microsoft Corporation	291,600	1.79%

* Non-Income Producing Securities. ** ADR - American Depository Receipt. The accompanying notes are an integral part of these financial statements.

2008 Annual Report 6

Blue Chip Investor Fund

	Schedule of Investments
	December 31, 2008
Shares/Principal Amount	Market Value	% of Net Assets

COMMON STOCKS
Trading Companies & Distributors
20,000 Fastenal Co.	697,000	4.29%
Total for Common Stock (Cost $19,398,032)	15,847,432	97.54%
Cash Equivalents
204,309 Dreyfus Cash Management Cl A 1.53% ***	204,309	1.26%
(Cost - $204,309)
Total Investments	16,051,741	98.80%
(Cost - $19,602,341)
Other Assets in Excess of Liabilities	194,996	1.20%
Net Assets	$ 16,246,737	100.00%

*** Variable rate security; the yield rate shown represents the rate at December 31, 2008. The accompanying notes are an integral part of these financial statements.

2008 Annual Report 7

Blue Chip Investor Fund

Statement of Assets and Liabilities
December 31, 2008
Assets:
Investment Securities at Market Value	$ 16,051,741
(Cost $19,602,341)
Receivable for Securities Sold	239,730
Prepaid Expenses	4,601
Dividends & Interest Receivable	22,085
Total Assets	16,318,157
Liabilities:
Payable for Shareholder Redemptions	33,886
Advisory Fee Payable	15,141
Administration Fee Payable	2,080
Other Accrued Expenses	20,313
Total Liabilities	71,420
Net Assets	$ 16,246,737
Net Assets Consist of:
Paid In Capital	$ 20,439,408
Accumulated Realized Loss on Investments - Net	(642,071)
Unrealized Depreciation in Value
of Investments Based on Cost - Net	(3,550,600)
Net Assets, for 223,247 Shares Outstanding	$ 16,246,737
(Unlimited shares authorized, without par value)
Net Asset Value, Offering Price and Redemption Price
Per Share ($16,246,737/223,247 shares)	$ 72.77

Statement of Operations
For the fiscal year ended December 31, 2008
Investment Income:
Dividends	$ 289,982
Interest	15,723
Total Investment Income	305,705
Expenses:
Investment Advisor Fees	200,795
Transfer Agent & Accounting Fees	30,302
Administration Fees	24,057
Audit Fees	19,550
Interest Expense	18,065
Legal Fees	18,051
Registration Fees	11,031
Custody Fees	10,536
Trustee Fees	4,499
Insurance Expense	3,341
Printing and Postage Expense	2,805
Other Fees	2,418
Total Expenses	345,450
Less:
Advisory Fee Waiver	(76,393)
Net Expenses	269,057
Net Investment Income	36,648
Realized and Unrealized Gain/(Loss) on Investments:
Net Realized Loss on Investments	(642,071)
Net Change in Unrealized Depreciation on Investments	(7,558,827)
Net Realized and Unrealized Gain/(Loss) on Investments	(8,200,898)
Net Increase/(Decrease) in Net Assets from Operations	$ (8,164,250)

The accompanying notes are an integral part of these financial statements.

2008 Annual Report 8

Blue Chip Investor Fund

Statements of Changes in Net Assets
	1/1/2008	1/1/2007
	to	to
	12/31/2008	12/31/2007
From Operations:
Net Investment Income	$ 36,648	$ 51,278
Net Realized Gain (Loss) on Investments	(642,071)	1,025,357
Net Change in Unrealized Depreciation on Investments	(7,558,827)	(877,216)
Increase (Decrease) in Net Assets from Operations	(8,164,250)	199,419
From Distributions to Shareholders:
Net Investment Income	(44,757)	(48,186)
Net Realized Gain from Security Transactions	0	(1,030,969)
Change in Net Assets from Distributions	(44,757)	(1,079,155)
From Capital Share Transactions:
Proceeds From Sale of Shares	3,859,499	2,734,576
Shares Issued on Reinvestment of Dividends	44,757	1,079,155
Cost of Shares Redeemed	(4,090,772)	(3,813,788)
Net Increase (Decrease) from Shareholder Activity	(186,516)	(57)
Net Increase (Decrease) in Net Assets	(8,395,523)	(879,793)
Net Assets at Beginning of Period	24,642,260	25,522,053
Net Assets at End of Period (Including accumulated undistributed	$ 16,246,737	$ 24,642,260
Net Investment Income of $0 and $0, respectively)
Share Transactions:
Issued	46,356	23,038
Reinvested	644	9,715
Redeemed	(44,534)	(32,326)
Net Increase (Decrease) in Shares	2,466	427
Shares Outstanding Beginning of Period	220,781	220,354
Shares Outstanding End of Period	223,247	220,781

Financial Highlights
Selected data for a share outstanding	1/1/2008	1/1/2007	1/1/2006	1/1/2005	1/1/2004
throughout the period:	to	to	to	to	to
	12/31/2008	12/31/2007	12/31/2006	12/31/2005	12/31/2004
Net Asset Value -
Beginning of Period	$ 111.61	$ 115.82	$ 104.45	$ 109.21	$ 103.88
Net Investment Income ***	0.17	0.23	0.29	0.11	0.16
Net Gains or (Losses) on Securities
(realized and unrealized)	(38.81)	0.65	17.23	3.07	8.07
Total from Investment Operations	(38.64)	0.88	17.52	3.18	8.23

Distributions (From Net Investment Income)	(0.20)	(0.23)	(0.40)	(0.02)	(0.20)
Distributions (From Capital Gains)	0.00	(4.86)	(5.75)	(7.92)	(2.70)
Total Distributions	(0.20)	(5.09)	(6.15)	(7.94)	(2.90)
Net Asset Value -
End of Period	$ 72.77	$ 111.61	$ 115.82	$ 104.45	$ 109.21
Total Return +	(34.62)%	0.78%	16.76%	2.87%	7.93%
Ratios/Supplemental Data
Net Assets - End of Period (Thousands)	16,247	24,642	25,522	23,513	26,040
Before Reimbursement
Ratio of Expenses to Average Net Assets	1.73%	1.51%	1.56%	1.71%	1.67%
Ratio of Net Investment Income (Loss) to
Average Net Assets	-0.20%	-0.06%	-0.03%	-0.16%	-0.08%
After Reimbursement
Ratio of Expenses to Average Net Assets	1.35%	1.25%	1.27%	1.45%	1.45%
Ratio of Net Investment Income to Average
Net Assets	0.18%	0.20%	0.26%	0.11%	0.15%
Portfolio Turnover Rate	65.14%	55.13%	36.85%	93.80%	71.91%

*** Per share amounts calculated using the average shares method.
+ Total return in the above calculation represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of all dividends and distributions.

The accompanying notes are an integral part of these financial statements.

2008 Annual Report 9

NOTES TO FINANCIAL STATEMENTS BLUE CHIP INVESTOR FUND December 31, 2008

1.) ORGANIZATION
Blue Chip Investor Fund (the "Fund") is a non-diversified series of the Blue Chip Investor Fund (the "Trust"), formerly Premier Funds. The Trust is an open-end investment company. The Trust was organized in Ohio as a business trust on November 1, 2001 and may offer shares of beneficial interest in a number of separate series, each series representing a distinct fund with its own investment objectives and policies. The Fund commenced operations on January 1, 2002. At present, the Fund is the only series authorized by the Trust. The Fund's investment objective is to seek long-term growth of capital. The Advisor to the Fund is Check Capital Management, Inc. (the “Advisor”).

2.) SIGNIFICANT ACCOUNTING POLICIES SECURITY VALUATION:
Securities that are traded on any exchange or on the NASDAQ over-the-counter market are generally valued by a pricing service at the last quoted sale price. Lacking a last sale price, a security is generally valued at its last bid price except when, in the Advisor's opinion, the last bid price does not accurately reflect the current value of the security. All other securities for which over-the-counter market quotations are readily available are valued at their last bid price. When market quotations are not readily available, when the Advisor determines the price provided by the pricing service last bid price does not accurately reflect the current value or when restricted securities are being valued, such securities are valued as determined in good faith by the Advisor, in conformity with guidelines adopted by and subject to review of the Board of Trustees (the “Board”).

Fixed income securities generally are valued by a pricing service when the Advisor believes such prices accurately reflect the fair market value of such securities. A pricing service utilizes electronic data processing techniques based on yield spreads relating to securities with similar characteristics to determine prices for normal institutional-size trading units of debt securities without regard to sale or bid prices. If the Advisor decides that a price provided by the pricing service does not accurately reflect the fair market value of the securities, when prices are not readily available from a pricing service or when restricted or illiquid securities are being valued, securities are valued at fair value as determined in good faith by the Advisor, in conformity with guidelines adopted by and subject to review of the Board. Short term investments in fixed income securities with maturities of less than 60 days when acquired, or which subsequently are within 60 days of maturity, are valued by using the amortized cost method of valuation, which the Board has determined will represent fair value.

In accordance with the Trust's good faith pricing guidelines, the Advisor is required to consider all appropriate factors relevant to the value of securities for which it has determined other pricing sources are not available or reliable as described above. No single standard for determining fair value controls, since fair value depends upon the circumstances of each individual case. As a general principle, the current fair value of an issue of securities being valued by the Advisor would appear to be the amount which the owner might reasonably expect to receive for them upon their current sale. Methods which are in accordance with this principle may, for example, be based on (i) a multiple of earnings; (ii) a discount from market of a similar freely traded security (including a derivative security or a basket of securities traded on other markets, exchanges or among dealers); or (iii) yield to maturity with respect to debt issues, or a combination of these and other methods.

The Fund adopted Financial Accounting Standards Board (“FASB”) Statement on Financial Accounting Standards No. 157 "Fair Value Measurements" (“SFAS No. 157”) effective January 1, 2008. This standard establishes a single authoritative definition of fair value, sets out a framework for measuring fair value and requires additional disclosure about fair value measurements. SFAS No. 157 applies to fair value measurements already required or permitted by existing standards. In accordance with SFAS No. 157, fair value is defined as the price that would be received by the Fund upon selling an asset or paid by the Fund to transfer a liability in an orderly transaction between market participants at the measurement date. In the absence of a principal market for the asset or liability, the assumption is that the transaction occurs on the most advantageous market for the asset or liability. SFAS No. 157 established a three-tier fair value hierarchy that prioritizes the assumptions, also known as "inputs", to valuation techniques used by market participants to measure fair value. The term "inputs" refers broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk (for example, the risk inherent in a particular valuation tech-

2008 Annual Report 10

Notes to the Financial Statements - continued

nique used to measure fair value (such as a pricing model) and/or the risk inherent in the inputs to the valuation technique). Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity's own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances. The valuation techniques used to measure fair value should maximize the use of observable inputs and minimize the use of unobservable inputs. The three-tier hierarchy of inputs is summarized in three levels with the highest priority given to Level 1 and the lowest priority given to Level 3: Level 1 - quoted prices in active markets for identical securities, Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.) and Level 3 - significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments). The following is a summary of the inputs used as of December 31, 2008 in valuing the Fund's assets carried at fair value:

Investments
Valuation Inputs	in Securities
Level 1- Quoted Prices	$16,051,741
Level 2- Significant Other Observable Inputs	0
Level 3- Significant Unobservable Inputs	0
Total	$16,051,741

The Fund did not hold any Level 3 assets during the year ended December 31, 2008.

In March 2008, FASB issued the Statement of Financial Accounting Standards No.161, "Disclosures about Derivative Instruments and Hedging Activities" ("SFAS 161"). SFAS 161 is effective for fiscal years and interim periods beginning after November 15, 2008. SFAS 161 requires enhanced disclosures about the Fund’s derivative and hedging activities, including how such activities are accounted for and their effect on the Fund’s financial position, performance and cash flows. Management is currently evaluating the impact the adoption of SFAS 161 will have on the Fund’s financial statements and related disclosures.

FEDERAL INCOME TAXES:
The Fund’s policy is to continue to comply with the requirements of the Internal Revenue Code that are applicable to regulated investment companies and to distribute all of its taxable income to shareholders. Therefore, no federal income tax provision is required. It is the Fund’s policy to distribute annually, prior to the end of the calendar year, dividends sufficient to satisfy excise tax requirements of the Internal Revenue Code. This Internal Revenue Code requirement may cause an excess of distributions over the book year-end accumulated income. In addition, it is the Fund’s policy to distribute annually, after the end of the fiscal year, any remaining net investment income and net realized capital gains.

Effective June 29, 2007 the Fund adopted FASB Interpretation No. 48 (“FIN 48”), “Accounting for Uncertainty in Income Taxes”, a clarification of FASB Statement No. 109, “Accounting for Income Taxes”, FIN 48 establishes financial reporting rules regarding recognition and measurement of tax positions taken or expected to be taken on a tax return. FIN 48 was applied to all open tax years as of the effective date. The adoption of FIN 48 had no impact on the Fund’s net assets or results of operations.

As of and during the year ended December 31, 2008, the Fund did not have a liability for any unrecognized tax benefits. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the statement of operations. During the period, the Fund did not incur any interest or penalties.The Fund is not subject to examination by U.S. federal tax authorities before 2005.

SHARE VALUATION:
The net asset value per share of the Fund is calculated daily by dividing the total value of the Fund’s assets, less liabilities, by the number of shares outstanding, rounded to the nearest cent. The offering and redemption price per share is equal to the net asset value per share.

DISTRIBUTIONS TO SHAREHOLDERS:
Distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on ex-dividend date.

2008 Annual Report 11

Notes to the Financial Statements - continued

The treatment for financial reporting purposes of distributions made to shareholders during the year from net investment income or net realized capital gains may differ from their ultimate treatment for federal income tax purposes. These differences are caused primarily by differences in the timing of the recognition of certain components of income, expense, or realized capital gain for federal income tax purposes. Where such differences are permanent in nature, they are reclassified in the components of the net assets based on their ultimate characterization for federal income tax purposes. Any such reclassifications will have no effect on net assets, results of operations, or net asset values per share of the Fund.

USE OF ESTIMATES:
The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

OTHER:
The Fund records security transactions based on a trade date. Dividend income is recognized on the ex-dividend date. Interest income is recognized on an accrual basis. The Fund uses the specific identification method in computing gain or loss on sale of investment securities. Discounts and premiums on securities purchased are amortized over the life of the respective securities. Withholding taxes on foreign dividends have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and regulations.

3.) INVESTMENT ADVISORY AGREEMENT
The Fund has entered into an investment advisory agreement (the "Management Agreement") with the Advisor, Check Capital Management, Inc. Under the terms of the Management Agreement, the Advisor manages the investment portfolio of the Fund, subject to policies adopted by the Board. Under the Management Agreement, the Advisor, at its own expense and without reimbursement from the Trust, furnishes office space and all necessary office facilities, equipment and executive personnel necessary for managing the assets of the Fund. The Advisor also pays the salaries and fees of all of its officers and employees that serve as officers and trustees of the Trust. For its services, the Advisor receives an annual investment management fee from the Fund of 1.00% of the average daily net assets of the Fund. As a result of the above calculation, for the fiscal year ended December 31, 2008, the Advisor earned management fees totaling $200,795, before the waiver of fees and/or reimbursement of expenses described below. The Advisor has contractually agreed to waive management fees and reimburse expenses to the extent necessary to maintain total annual operating expenses of the Fund (excluding brokerage fees, commissions, interest and other borrowing expenses, taxes, extraordinary expenses and the indirect costs of investing in acquired funds) at 1.25% of its average daily net assets through May 1, 2009. The Advisor waived and/or reimbursed expenses of $76,393 for the fiscal year ended December 31, 2008. At December 31, 2008 the Fund owed the Advisor $15,141.

4.) RELATED PARTY TRANSACTIONS
The Fund has entered into an administration servicing agreement with Premier Fund Solutions, Inc. The Fund pays 0.07% on the first $200 million of assets, 0.05% on the next $500 million of assets and 0.03% on assets above $700 million subject to a minimum monthly fee of $2,000. The Fund also pays all out of pocket expenses directly attributable to the Fund. An officer and director of Premier Fund Solutions, Inc. is also an officer and trustee of the Fund and the son of another trustee. For the fiscal year ended December 31, 2008 the administrator earned $24,057. At December 31, 2008 the Fund owed the administrator $2,080.

5.) CAPITAL SHARES
The Trust is authorized to issue an unlimited number of shares of beneficial interest. Paid in capital at December 31, 2008 was $20,439,408 representing 223,247 shares outstanding.

6.) PURCHASES AND SALES OF SECURITIES
For the fiscal year ended December 31, 2008, purchases and sales of investment securities other than U.S. Government obligations and short-term investments aggregated $13,483,546 and $13,067,910, respectively. Purchases and sales of U.S. Government obligations aggregated $0 and $0, respectively.

2008 Annual Report 12

Notes to the Financial Statements - continued

7.) SECURITY TRANSACTIONS
For Federal income tax purposes, the cost of investments owned at December 31, 2008 was $19,602,341. At December 31, 2008, the composition of unrealized appreciation (the excess of value over tax cost) and depreciation (the excess of tax cost over value) was as follows:

Appreciation	(Depreciation)	Net Appreciation (Depreciation)
$1,584,641	($5,135,241)	($3,550,600)

There were no differences between book basis and tax basis of investments.

8.) CONTROL OWNERSHIP
The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates a presumption of control of a fund, under Section 2(a)(9) of the Investment Company Act of 1940. As of December 31, 2008, Charles Schwab & Co. Inc. held for the ben efit of others, in aggregate, 64.83% of the Fund, and thus may be deemed to control the Fund.

9.) DISTRIBUTIONS TO SHAREHOLDERS
The tax character of distributions paid during fiscal year 2007 and 2008 were as follows.

Distributions paid from:

	2008	2007
Ordinary Income	$ 36,648	$ 48,186
Short-term Capital Gain	0	0
Long-term Capital Gain	0	1,030,969
Return of Capital	8,109	0
	$ 44,757	$ 1,079,155

As of December 31, 2008, the components of distributable earnings (accumulated losses) on a tax basis were as follows:

Undistributed ordinary income/(accumulated losses)	$ 0
Undistributed long-term capital gain/(accumulated losses)	(642,071)
Unrealized appreciation/(depreciation)	(3,550,600)
$(4,192,671)

10.) AVERAGE BORROWINGS
A loan and pledge agreement dated February 6, 2003 is in place between the Fund and the Custodial Trust Company. The Fund may seek to obtain loans for the purpose of funding redemptions or purchasing securities up to the maximum amount that the Fund is permitted to borrow under the Investment Company Act of 1940 using the securities in its portfolio as collateral. The maximum interest rate of such loans is set at a rate per annum equal to 30 day LIBOR plus 1.25% . During the fiscal year ended December 31, 2008 the Fund had an average loan balance of $429,804 and paid an average interest rate of 3.80% . As of December 31, 2008 there was no outstanding loan balance due.

11.) CAPITAL LOSS CARRYFORWARD
At December 31, 2008, the Fund had available for federal tax purposes an unused capital loss carryforward of $642,071 which expires in 2016. Capital loss carryforwards are available to offset future realized capital gains. To the extent that this carryforward is used to offset future capital gains, it is probable that the amount that is offset will not be distributed to shareholders.

2008 Annual Report 13

ADDITIONAL INFORMATION December 31, 2008 (UNAUDITED)

1.) APPROVAL OF INVESTMENT ADVISORY AGREEMENT (Unaudited)
On December 4, 2008 the Board of Trustees (the “Board”) considered the renewal of the Management Agreement (the "Agreement"). In approving the Management Agreement, the Board considered and evaluated materials received from the Advisor (the “Report”) related to the following factors: (i) the investment performance of the Fund and the Advisor; (ii) the nature, extent and quality of the services provided by the Advisor to the Fund; (iii) the cost of the services to be provided and the profits to be realized by the Advisor and its affiliates from the relationship with the Fund; (iv) the extent to which economies of scale will be realized as the Fund grows; and (v) whether the fee levels reflect these economies of scale to the benefit of shareholders.

As to the performance of the Fund, the Report included information regarding the performance of the Fund compared to a group of funds of similar size, style and objective (the "Peer Group"). The Report also included comparative performance information for other accounts managed by the Advisor and an appropriate benchmark index. The Board noted that the performance of the Fund and the Advisor's separate accounts were similar. As to the performance of the Fund, the Trustees reviewed the Peer Group, which consisted of 42 funds of similar size and characteristics for the period ended September 30, 2008. The report showed that the Fund outperformed the comparative index since inception with a return of 2.57% compared to 2.08% for the S&P 500. The Fund outperformed the index and the Peer Group over the one year and three year periods and was in line over the five year period. The Board reviewed the information and concluded that the Fund's performance was within the range of its peers and acceptable.

As for the nature, extent and quality of the services provided by the Advisor, the Board discussed the Advisor's experience and capabilities. The representatives of the Advisor reviewed and discussed with the Board the Advisor's ADV and the 17j-1 certifications. They summarized the information provided in the Report regarding matters such as the Advisor's financial condition and investment personnel. They also discussed the portfolio manager's background and investment management experience. Furthermore, they reviewed the Advisor's financial information and discussed the firm's ability to meet its obligations under the Agreement. Mr. Check noted that the current market conditions has decreased management revenue generated by the Advisor, but that the Advisor has sufficient assets to meet its obligations to manage the Fund. The Board concluded that the nature and extent of the services provided by the Advisor were consistent with their expectations, that they were satisfied with the quality of services provided by the Advisor, and that the Advisor has the resources to meet its obligations under the Agreement. They noted that both portfolio management and CCO services were excellent.

As to the costs of the services provided, the Board reviewed the fees under the Agreement compared to the Peer Group, and fees charged to other clients of the Advisor. It was the consensus of the Trustees that the Advisor's commitment to cap Fund expenses was an important consideration, and that the Fund's overall expenses were very competitive. The Board noted that the expense ratio was below the category average, the advisory fees paid were within the range of the Peer Group, and concluded that the advisory fee was reasonable, particularly in light of the Fund's size. The Board also reviewed a profit and loss analysis prepared by the Advisor that analyzed the expenses incurred by the Advisor in managing the Fund and the total revenue derived by the Advisor from the Fund. They discussed the cost allocation method used by the Advisor, and concluded that it was reasonable and appropriate. The Trustees noted that the Advisor did not utilize an affiliated broker and received no soft dollar benefits. Mr. Check discussed the fact that trades are typically executed below $0.03 based on best price and execution. The Trustees concluded that the Advisor was not overly profitable, and that an in depth discussion regarding economies of scale was not necessary based on the current size of the Fund. Mr. Check also noted that due to the dramatic sell off in the markets and the lower revenue generated by the Advisor to manage the Fund, Check Capital may consider modifying the fee waiver at the next renewal period. Next, the independent Trustees met in executive session to discuss the continuation of the Agreement. The officers of the Trust were excused during this discussion.

Upon reconvening the meeting, it was the consensus of the Trustees, including the disinterested Trustees, that renewal of the Management Agreement would be in the best interests of the Fund and the shareholders.

2008 Annual Report 14

Cohen Fund Audit Services, Ltd. Certified Public Accountants	800 Westpoint Pkwy, Ste 1100 Westlake, Ohio 44145 Phone: (440) 835-8500 Fax: (440) 835-1093 www.cohenfund.com

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To The Shareholders and Board of Trustees
Blue Chip Investor Fund

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the Blue Chip Investor Fund as of December 31, 2008, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of Fund management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2008 by correspondence with the Fund's custodian and broker. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Blue Chip Investor Fund as of December 31, 2008, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

COHEN FUND AUDIT SERVICES, LTD.
Westlake, Ohio
February 17, 2009

2008 Annual Report 15

TRUSTEES AND OFFICERS Unaudited

     The Board of Trustees supervises the business activities of the Trust. The names of the Trustees and executive officers of the Trust are shown below. Each Trustee who is an "interested person" of the Trust, as defined in the Investment Company Act of 1940, is indicated by an asterisk. Each Trustee serves until the Trustee sooner dies, resigns, retires or is removed. Officers hold office for one year and until their respective successors are chosen and qualified.

     The trustees and officers of the Trust and their principal business activities during the past five years are:

Interested Trustees and Officers

			Principal	Number of	Other
Name,	Position	Length of	Occupation(s)	Portfolios	Directorships
Address,	with the	Time Served	During	Overseen	Held By
and Age	Trust		Past 5 Years	By Trustee	Trustee

Ross C. Provence*, (70)	President	Since 2001	General Partner and Portfolio	1	Wireless Fund
480 North Magnolia Ave.,	and Trustee		Manager for Value Trend Capital
Suite 103, El Cajon,			Management, LP (1995 to current).
California 92020			Estate planning attorney (1963 to
current).

Jeffrey R. Provence*, (39)	Secretary,	Since 2001	General Partner and Portfolio	1	Sycuan Funds,
480 North Magnolia Ave.,	Treasurer		Manager for Value Trend Capital		Wireless Fund
Suite 103, El Cajon,	and Trustee		Management, LP (1995 to current).
California 92020			CEO, Premier Fund Solutions, Inc.
(2001-Present).

Jock Meeks, (52)	Chief	Since 2004	Chief Compliance Officer and Client	N/A	N/A
575 Anton Blvd., Ste 500	Compliance		Services Director for Check Capital
Costa Mesa, CA 92626	Officer		Management (2004 to current).
Investment Specialists (1992 to
2004).

* Ross C. Provence and Jeffrey R. Provence are considered "interested persons" as defined in Section 2(a)(19) of the Investment Company Act of 1940 due to their positions as officers of the Trust. Ross C. Provence is the father of Jeffrey R. Provence.

Independent Trustees

			Principal	Number of	Other
Name,	Position	Length of	Occupation(s)	Portfolios	Directorships
Address,	with the	Time Served	During	Overseen By	Held By
and Age	Trust		Past 5 Years	Trustee	Trustee

Allen C. Brown, (65)	Independent	Since 2001	Principal of Stebleton & Brown	1	Sycuan Funds
222 West Madison Ave.,	Trustee		(1994 to current). Estate planning
El Cajon, California 92020			and business attorney (1970 to
current).

George Cossolias,	Independent	Since 2001	Owner of George Cossolias &	1	Sycuan Funds,
CPA, (73)	Trustee		Company, CPAs (1972 to current).		Wireless Fund,
9455 Ridgehaven Court,			President of Lubrication Specialists,		Temecula
Suite 101, San Diego,			Inc. (1996 to current).		Valley
California 92123					Bankcorp.

     The Statement of Additional Information contains additional and more detailed information about the trustees and is available without charge by calling the transfer agent at 1-877-59-FUNDS.

2008 Annual Report 16

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2008 Annual Report 17

Board of Trustees
George Cossolias, CPA
Allen C. Brown
Ross C. Provence
Jeffrey R. Provence

Investment Advisor
Check Capital Management Inc.
575 Anton Boulevard, Suite 500
Costa Mesa, CA 92626-7169

Counsel
Thompson Hine LLP
312 Walnut Street, 14th Floor
Cincinnati, OH 45202

Custodian
Custodial Trust Co.
101 Carnegie Center
Princeton, NJ 08540-6231

Dividend Paying Agent,
Shareholders' Servicing Agent,
Transfer Agent
Mutual Shareholder Services
8000 Town Centre Dr., Suite 400
Broadview Hts, OH 44147

Fund Administrator
Premier Fund Solutions, Inc.
480 N. Magnolia Avenue, Suite 103
El Cajon, CA 92020

Independent Registered Public Accounting Firm
Cohen Fund Audit Services, Ltd.
800 Westpoint Pkwy., Suite 1100
Westlake, OH 44145-1524

BLUE CHIP INVESTOR FUND
575 Anton Boulevard, Suite 500
Costa Mesa, California 92626

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and the principal financial officer. The registrant has not made any amendments to its code of ethics during the covered period. The registrant has not granted any waivers from any provisions of the code of ethics during the covered period. A copy of the registrant’s Code of Ethics is filed herewith.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Trustees has determined that George Cossolias is an audit committee finical expert. Mr. Cossolias is independent for purposes of this Item 3.

Item 4. Principal Accountant Fees and Services.

(a-d) The following table details the aggregate fees billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant to the registrant. The principal accountant has provided no services to the adviser or any entity controlled by, or under common control with the adviser that provides ongoing services to the registrant.

	FYE 12/31/08	FYE 12/31/07
Audit Fees	$16,925	$17,100
Audit-Related Fees	$0	$0
Tax Fees	$2,500	$2,500
All Other Fees	$850	$825

Nature of Tax Fees: preparation of Excise Tax Statement and 1120 RIC. Nature of All Other Fees: Review of Semi-Annual Report.

(e) (1) The audit committee approves all audit and non-audit related services and, therefore, has not adopted pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

(e) (2) None of the services described in paragraph (b) through (d) of this Item were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full-time permanent employees of the principal accountant.

(g) The following table indicates the aggregate non-audit fees billed by the registrant’s principal accountant for services to the registrant , the registrant’s investment adviser (not sub-adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant, for the last two years.

Non-Audit Fees	FYE 12/31/08	FYE 12/31/07
Registrant	$3,350	$3,325
Registrant’s Investment Adviser	$0	$0

(h) The principal accountant provided no services to the investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.

Item 5. Audit Committee of Listed Companies. Not applicable.

Item 6. Schedule of Investments. Schedule filed with Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies. Not applicable.

Item 8. Portfolio Managers of Closed End Management Investment Companies. Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers. Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

The registrant has not adopted procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

Item 11. Controls and Procedures.

(a) The registrant’s president and chief financial officer concluded that the disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) were effective as of a date within 90 days of the filing date of this report, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) Code of Ethics. Filed herewith.

(a)(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(b) Certification pursuant to Section 906 Certification of the Sarbanes-Oxley Act of 2002. Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Blue Chip Investor Funds

By: /s/ Ross C. Provence Ross C. Provence President

Date: 3/3/09

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By: /s/ Ross C. Provence Ross C. Provence President

Date: 3/3/09

By: /s/ Jeffrey R. Provence Jeffrey R. Provence Chief Financial Officer

Date: 3/3/09